UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 20, 2004

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

       DELAWARE                    000-25887                     36-3681151
   (State or other            (Commission file                (I.R.S. employer
     jurisdiction                   number)                  identification no.)
   of incorporation)

  TEN NORTH DEARBORN                                                60602
   CHICAGO, ILLINOIS                                              (Zip Code)
(Address of principal
  executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLAN.
            -----------------------------------------------------------

         Effective August 20, 2004, PrivateBancorp, Inc. (the "Company") elected to terminate the blackout period that commenced on July 26, 2004. The blackout period was terminated earlier than expected because the change in service provider of the PrivateBancorp, Inc. Savings and Retirement Plan (the "Plan") has been completed. The blackout period was expected to end on August 27, 2004.

         Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission's Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, the registrant transmitted a notice of the termination of the blackout period to the members of its Board of Directors and executive officers. A copy of the notice is attached as Exhibit No. 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

         The person designated by the Company to respond to inquiries about the termination of the blackout period is Ms. Marcia Bowden, The PrivateBank and Trust Company, Ten North Dearborn, Suite 900, Chicago, Illinois, 60602, telephone: 312-683-7737.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRIVATEBANCORP, INC.


Date:  August 23, 2004                        By:/s/ Ralph B. Mandell
                                                 -------------------------------
                                                 Ralph B. Mandell
                                                 Chairman of the Board and Chief
                                                   Executive Officer

                               INDEX TO EXHIBITS

Exhibit
-------

99.1 Notice to Directors and Executive Officers of PrivateBancorp, Inc. dated August 20, 2004